Exhibit 10.2

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT AND THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

THIS AMENDMENT NO. 1 TO THE CREDIT AGREEMENT AND THE INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT (this “Amendment”), dated as of November 7, 2012, is made by and among TOWNSQUARE RADIO, LLC, a Delaware limited liability company (the “Borrower”), TOWNSQUARE RADIO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), each of the undersigned banks and other financial institutions party hereto as lenders (in such capacity, the “ Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)      The Borrower, Holdings, the Administrative Agent, the other agents party thereto, and the lenders from time to time party thereto are parties to a Credit Agreement, dated as of April 4, 2012 (as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement;

(2)      The Borrower, Holdings, the Administrative Agent, the other agents party thereto, and the lenders from time to time party thereto are parties to an Incremental Term Loan Assumption Agreement, dated as of July 31, 2012 (as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Incremental Agreement”). Capitalized terms not otherwise defined in this Agreement or the Credit Agreement have the same meanings as specified in the Incremental Agreement;

WHEREAS, Borrower, Holdings, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement and Incremental Agreement, in a manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, Borrower, Holdings, the Administrative Agent and the Lenders hereby agree as follows:

1.	Exhibit A of the Incremental Agreement is hereby amended by deleting the term “Interest Rate” in its entirety and inserting the following in lieu thereof:

“Interest Rate:

The Eurodollar Rate plus 3.50% per annum; the Base Rate plus 2.50% per annum.”

The effect of this clause (1) on the computation of interest payments related to the Incremental Term Loans shall be as of and from the date hereof at 11:59 P.M. eastern standard time.

2.	Article I of the Credit Agreement is hereby amended by deleting the term “Applicable Margin” in its entirety and inserting the following in lieu thereof:

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“ ‘Applicable Margin’ means, with respect to (x) Revolving Loans and Swing Loans, a percentage equal to 2.50% per annum, in the case of Base Rate Loans, and 3.50% per annum, in the case of Eurodollar Rate Loans and (y) the Unused Commitment Fee, a percentage equal to 0.50% per annum.”

The effect of this clause (1) on the computation of interest payments related to the Incremental Term Loans shall be as of and from the date hereof at 11:59 P.M. eastern standard time.

3.	Reaffirmation. Each of the Borrower and Holdings hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents (including, without limitation, any and all amendments thereto) to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document (including, without limitation, any and all amendments thereto) is and shall remain in full force and effect in accordance with the terms thereof.

4.	Effect. Each of the Borrower and Holdings acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Administrative Agent and Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Administrative Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Administrative Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5.	Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission including a signed copy in PDF format) shall be effective as delivery of a manually executed counterpart of this Agreement.

6.	Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TOWNSQUARE RADIO, LLC

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: EVP/CFO

TOWNSQUARE RADIO HOLDINGS, LLC

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: EVP/CFO

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TOWNSQUARE RADIO, LLC
SUBSIDIARY AND JOINDER GAURANTORS:

AS SUBSIDIARY GAURANTORS:

REGENT BROADCASTING OF ST. CLOUD II, INC.

LIVINGSTON COUNTY BROADCASTERS, INC.

TOWNSQUARE MEDIA OF FT. COLLINS AND GRAND RAPIDS, LLC

GAP BROADCASTING BURLINGTON LICENSE, LLC

GAP BROADCASTING BURLINGTON, LLC

GAP BROADCASTING MIDLAND-ODESSA LICENSE, LLC

GAP BROADCASTING MIDLAND-ODESSA, LLC

MILLENNIUM ATLANTIC CITY II HOLDCO, LLC

SPECIAL EVENTS MANAGEMENT, LLC

TOWNSQUARE LIVE EVENTS, LLC

TOWNSQUARE MEDIA ABILENE LICENSE, LLC

TOWNSQUARE MEDIA ABILENE, LLC

TOWNSQUARE MEDIA ACQUISITION III, LLC

TOWNSQUARE MEDIA ACQUISITION IV, LLC

TOWNSQUARE MEDIA AMARILLO LICENSE, LLC

TOWNSQUARE MEDIA AMARILLO, LLC

TOWNSQUARE MEDIA ATLANTIC CITY II LICENSE, LLC

TOWNSQUARE MEDIA ATLANTIC CITY II, LLC

TOWNSQUARE MEDIA ATLANTIC CITY III HOLDCO, LLC

TOWNSQUARE MEDIA ATLANTIC CITY III LICENSE, LLC

TOWNSQUARE MEDIA ATLANTIC CITY III, LLC

TOWNSQUARE MEDIA ATLANTIC CITY LICENSE, LLC

TOWNSQUARE MEDIA ATLANTIC CITY, LLC

TOWNSQUARE MEDIA BILLINGS LICENSE, LLC

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TOWNSQUARE MEDIA BILLINGS, LLC

TOWNSQUARE MEDIA BOZEMAN LICENSE, LLC

TOWNSQUARE MEDIA BOZEMAN, LLC

TOWNSQUARE MEDIA BROADCASTING, LLC

TOWNSQUARE MEDIA CASPER LICENSE, LLC

TOWNSQUARE MEDIA CASPER, LLC

TOWNSQUARE MEDIA CHEYENNE LICENSE, LLC

TOWNSQUARE MEDIA CHEYENNE, LLC

TOWNSQUARE MEDIA DULUTH LICENSE, LLC

TOWNSQUARE MEDIA DULUTH, LLC

TOWNSQUARE MEDIA LAKE CHARLES LICENSE, LLC

TOWNSQUARE MEDIA LAKE CHARLES, LLC

TOWNSQUARE MEDIA LARAMIE LICENSE, LLC

TOWNSQUARE MEDIA LARAMIE, LLC

TOWNSQUARE MEDIA LAWTON LICENSE, LLC

TOWNSQUARE MEDIA LAWTON, LLC

TOWNSQUARE MEDIA LUBBOCK LICENSE, LLC

TOWNSQUARE MEDIA LUBBOCK, LLC

TOWNSQUARE MEDIA LUFKIN LICENSE, LLC

TOWNSQUARE MEDIA LUFKIN, LLC

TOWNSQUARE MEDIA MISSOULA LICENSE, LLC

TOWNSQUARE MEDIA MISSOULA, LLC

TOWNSQUARE MEDIA MONMOUTH-OCEAN LICENSE, LLC

TOWNSQUARE MEDIA MONMOUTH-OCEAN, LLC

TOWNSQUARE MEDIA ODESSA-MIDLAND LICENSE, LLC

TOWNSQUARE MEDIA ODESSA-MIDLAND, LLC

TOWNSQUARE MEDIA OF LAFAYETTE, LLC

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TOWNSQUARE MEDIA OF MIDWEST, LLC

TOWNSQUARE MEDIA ONEONTA LICENSE, LLC

TOWNSQUARE MEDIA ONEONTA, LLC

TOWNSQUARE MEDIA POCATELLO LICENSE, LLC

TOWNSQUARE MEDIA POCATELLO, LLC

TOWNSQUARE MEDIA QUINCY-HANNIBAL LICENSE, LLC

TOWNSQUARE MEDIA QUINCY-HANNIBAL, LLC

TOWNSQUARE MEDIA SAN ANGELO LICENSE, LLC

TOWNSQUARE MEDIA SAN ANGELO, LLC

TOWNSQUARE MEDIA SEDALIA LICENSE, LLC

TOWNSQUARE MEDIA SEDALIA, LLC

TOWNSQUARE MEDIA SHELBY LICENSE, LLC

TOWNSQUARE MEDIA SHELBY, LLC

TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC

TOWNSQUARE MEDIA SHREVEPORT, LLC

TOWNSQUARE MEDIA TEXARKANA LICENSE, LLC

TOWNSQUARE MEDIA TEXARKANA, LLC

TOWNSQUARE MEDIA TRENTON LICENSE, LLC

TOWNSQUARE MEDIA TRENTON, LLC

TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC

TOWNSQUARE MEDIA TRI-CITIES, LLC

TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC

TOWNSQUARE MEDIA TWIN FALLS, LLC

TOWNSQUARE MEDIA TYLER LICENSE, LLC

TOWNSQUARE MEDIA TYLER, LLC

TOWNSQUARE MEDIA VICTORIA LICENSE, LLC

TOWNSQUARE MEDIA VICTORIA, LLC

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TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC

TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC

TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC

TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC

TOWNSQUARE MEDIA WICHITA FALLS, LLC

TOWNSQUARE MEDIA YAKIMA LICENSE, LLC

TOWNSQUARE MEDIA YAKIMA, LLC

TOWNSQUARE NEW JERSEY HOLDCO, LLC

REGENT BROADCASTING OF CHICO, INC.

REGENT BROADCASTING OF DULUTH, INC.

REGENT BROADCASTING OF ERIE, INC.

REGENT BROADCASTING OF FLAGSTAFF, INC.

REGENT BROADCASTING OF KINGMAN, INC.

REGENT BROADCASTING OF LAKE TAHOE, INC.

REGENT BROADCASTING OF LANCASTER, INC.

REGENT BROADCASTING OF LEXINGTON, INC.

REGENT BROADCASTING OF PALMDALE, INC.

REGENT BROADCASTING OF REDDING, INC.

REGENT BROADCASTING OF SAN DIEGO, INC.

REGENT BROADCASTING OF SOUTH CAROLINA, INC.

REGENT BROADCASTING OF WATERTOWN, INC.

REGENT LICENSEE OF CHICO, INC.

REGENT LICENSEE OF ERIE, INC.

REGENT LICENSEE OF FLAGSTAFF, INC.

REGENT LICENSEE OF KINGMAN, INC.

REGENT LICENSEE OF LAKE TAHOE, INC.

REGENT LICENSEE OF LEXINGTON, INC.

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REGENT LICENSEE OF PALMDALE, INC.

REGENT LICENSEE OF REDDING, INC.

REGENT LICENSEE OF SAN DIEGO, INC.

REGENT LICENSEE OF SOUTH CAROLINA, INC.

REGENT LICENSEE OF WATERTOWN, INC.

TOWNSQUARE MEDIA LICENSEE OF ALBANY AND LAFAYETTE, INC.

TOWNSQUARE MEDIA LICENSEE OF ST. CLOUD, INC.

TOWNSQUARE MEDIA LICENSEE OF UTICA/ROME, INC.

TOWNSQUARE MEDIA OF ALBANY AND LAFAYETTE, INC.

TOWNSQUARE MEDIA OF ALBANY, INC.

TOWNSQUARE MEDIA OF KILLEEN-TEMPLE, INC.

TOWNSQUARE MEDIA OF BUFFALO, INC.

TOWNSQUARE MEDIA OF EL PASO, INC.

TOWNSQUARE MEDIA OF EVANSVILLE/OWENSBORO, INC.

TOWNSQUARE MEDIA OF FLINT, INC.

TOWNSQUARE MEDIA OF FT. COLLINS, INC.

TOWNSQUARE MEDIA OF GRAND RAPIDS, INC.

TOWNSQUARE MEDIA OF PRESQUE ISLE, INC.

TOWNSQUARE MEDIA OF ST. CLOUD, INC.

TOWNSQUARE MEDIA OF UTICA/ROME, INC.

TOWNSQUARE MEDIA, INC.

TOWNSQUARE RADIO, INC.

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AS JOINDER GUARANTORS:

TOWNSQUARE MEDIA AUGUSTA WATERVILLE LICENSE, LLC

TOWNSQUARE MEDIA AUGUSTA WATERVILLE, LLC

TOWNSQUARE MEDIA BANGOR LICENSE, LLC

TOWNSQUARE MEDIA BANGOR, LLC

TOWNSQUARE MEDIA BINGHAMTON LICENSE, LLC

TOWNSQUARE MEDIA BINGHAMTON, LLC

TOWNSQUARE MEDIA BISMARCK LICENSE, LLC

TOWNSQUARE MEDIA BISMARCK, LLC

TOWNSQUARE MEDIA KILLEEN-TEMPLE LICENSE, LLC

TOWNSQUARE MEDIA GRAND JUNCTION LICENSE, LLC

TOWNSQUARE MEDIA GRAND JUNCTION, LLC

TOWNSQUARE MEDIA NEW BEDFORD LICENSE, LLC

TOWNSQUARE MEDIA NEW BEDFORD, LLC

TOWNSQUARE MEDIA ODESSA-MIDLAND II LICENSE, LLC

TOWNSQUARE MEDIA ODESSA-MIDLAND II, LLC

TOWNSQUARE MEDIA PRESQUE ISLE LICENSE, LLC

TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC

TOWNSQUARE MEDIA SIOUX FALLS, LLC

TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC

TOWNSQUARE MEDIA TUSCALOOSA, LLC

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: EVP/CFO

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GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent, L/C Issuer, Swingline Lender and a Lender

By:	/s/ Marshall T. Mangum, III
Name: Marshall T. Mangum, III
Title: Duly Authorized Signatory

[SIGNATURE PAGE]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Alfonse Simone
Name: Alfonse Simone
Title: Authorized Signatory

[SIGNATURE PAGE]

SUNTRUST BANK,
as a Lender

By:	/s/ Elizabeth Tallmadge
Name: Elizabeth Tallmadge
Title: Managing Director

[SIGNATURE PAGE]

MIHI LLC,
as a Lender

By:	/s/ Stephen Mehos
Name: Stephen Mehos
Title: Authorized Signatory

By:	/s/ Andy Stock
Name: Andy Stock
Title: Executive Director

[SIGNATURE PAGE]

ING CAPITAL LLC,
as a Lender

By:	/s/ Christopher J Moon
Name: Christopher J Moon
Title: Director

[SIGNATURE PAGE]

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Greg Roetting
Name: Greg Roetting
Title: VP

[SIGNATURE PAGE]